SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2010

GMV WIRELESS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-158184	26-3988293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

345 S. End Avenue, #7P New York, NY 10280
(Address of principal executive offices)

212.786.1290
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement

On September 28 2010, GMV Wireless Inc., a Nevada corporation (the "Company") issued a twelve month, 10% Promissory Notes (the “Note”) to Newton Management Ltd. (Newton) in the amount of one hundred five thousand dollars ($105,000) to evidence such funds  previously loaned by Newton to the Company. The Note is due on or before September 28, 2011.

The description of the Note is a brief summary only and is qualified in its entirety by its respective terms set forth therein, a form of which is filed as an exhibit to this Current Report on Form 8-K (the “Current Report”).

Item 2.03

Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Promissory Note issued to Newton Management Ltd. dated September 28, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   October 7, 2010

GMV WIRELESS, INC.

By:   /s/ Mark Simon

Mark Simon

CEO

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